UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	VCXB	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into A Material Definitive Agreement

As previously announced, on August 9, 2023, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among 10X III, 10X AGT Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of 10X III, and American Gene Technologies International Inc., a Delaware corporation (“AGT”). The Merger Agreement provides for the terms and conditions of a proposed business combination transaction with AGT (the “Business Combination”).

On October 5, 2023, in connection with the extraordinary general meeting of shareholders of 10X III (“EGM”), scheduled to be held on October 12, 2023 (or any postponement or adjournment thereof), at which 10X III’s shareholders will vote on, among other things, proposals to amend 10X III’s second amended and restated memorandum and articles of association to extend the date by which 10X III has to consummate an initial business combination (the “Extension Proposals”) from October 14, 2023 to January 14, 2024 (the “Extended Date”) and to allow the board of directors of 10X III (the “Board”), without shareholder approval, to elect to further extend the date to consummate an initial business combination after the Extended Date for up to six additional months, by one or more months each time, upon two days’ advance notice prior to the applicable deadline, up to July 14, 2024 (the “Additional Extension Date”), unless the closing of an initial business combination should have occurred prior thereto, certain investors of 10X III (the “10X III Investors”) entered into non-redemption agreements (the “Non-Redemption Agreements”) with 10X III and 10X Capital SPAC Sponsor III LLC, a Cayman Islands limited liability company (“Sponsor”).

Pursuant to the Non-Redemption Agreements, the 10X III Investors agreed for the benefit of 10X III, among other things, to (i) vote certain 10X III ordinary shares owned (the “Subject 10X III Equity Securities”) in favor of the Extension Proposals and (ii) not redeem the Subject 10X III Equity Securities in connection with the Extension Proposals. In exchange for these commitments from the 10X III Investors, the Sponsor has agreed to transfer to the 10X III Investors (i) an aggregate of 210,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), of 10X III in connection with an extension until the Extended Date, and (ii) to the extent the Board agrees to further extend the date to consummate an initial business combination to the Additional Extension Date, an aggregate amount of up to 630,000 Class B ordinary shares, which includes the Class B ordinary shares referred to in clause (i), on or promptly after the consummation of the Business Combination. The Non-Redemption Agreements are expected to increase the amount of funds that remain in 10X III’s trust account following the EGM relative to the amount of funds expected to remain in 10X III’s trust account had the Non-Redemption Agreements not been entered into. Based upon the amount held in 10X III’s trust account as of September 27, 2023, which was $43,330,147.05, 10X III estimates that the per-share price at which Class A ordinary shares, par value $0.0001 per share, of 10X III included as part of the units sold in 10X III’s initial public offering may be redeemed from cash held in 10X III’s trust account will be approximately $10.68 at the time of the EGM.

Pursuant to the terms of the Non-Redemption Agreements, 10X III and the Sponsor may enter into additional non-redemption agreements from time to time with other parties, subject to the terms set forth in the Non-Redemption Agreements.

The foregoing description of the Non-Redemption Agreements is subject to and qualified in its entirety by reference to the full text of the Form of Non-Redemption Agreement, a copy of which is included as Exhibit 10.1 hereto, and the terms of which are incorporated by reference.

Additional Information and Where to Find It

In connection with the Business Combination, 10X III will file a Registration Statement on Form S-4 (as may be amended or supplemented from time to time, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which will include a preliminary proxy statement/prospectus of 10X III. After the Registration Statement is declared effective, 10X III will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. 10X III filed a definitive proxy statement (as may be amended or supplemented from time to time, the “Definitive Proxy Statement”) with the SEC on September 28, 2023 for the EGM to consider and vote upon the Extension Proposals and other matters and, beginning on or about September 28, 2023, mailed the Definitive Proxy Statement and other relevant documents to its shareholders as of the August 31, 2023 record date for the EGM. 10X III’s shareholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with 10X III’s solicitation of proxies for the EGM and, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with 10X III’s solicitation of proxies for its shareholders’ meeting to be held to approve, among other things, the Business Combination because such documents contain, or will contain, important information about 10X III, the Extension Proposals, AGT and the Business Combination. Shareholders may obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, and once available, copies of the Registration Statement, each preliminary proxy statement/prospectus and the definitive proxy statement/prospectus, without charge, at the SEC’s website located at www.sec.gov. Shareholders may also obtain copies of the Definitive Proxy Statement by directing a request to Morrow Sodali by telephone by dialing (800) 662-5200 or (203) 658-9400 or by sending an email to VCXB.info@investor.morrowsodali.com.

Participants in the Solicitation

10X III, the Sponsor and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the EGM. Important information regarding 10X III’s directors and executive officers is available in the Definitive Proxy Statement. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

10X III, AGT and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from 10X III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of 10X III’s directors and officers in 10X III’s filings with the SEC, including the Registration Statement, and such information and names of AGT’s directors and executive officers is also in the Registration Statement, which includes the proxy statement of 10X III for the Business Combination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes, and oral statements made from time to time by representatives of 10X III may include, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. 10X III bases these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions about 10X III that may cause 10X III’s actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements include, but are not limited to, the Business Combination and related matters, including the shareholders meeting to be held to approve the Business Combination and actions to be taken in connection with the Business Combination, actions to be taken in connection with the EGM, as well as other statements other than statements of historical fact included in the Definitive Proxy Statement.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by 10X III and its management, and AGT and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against 10X III, AGT, the combined company following the consummation of the Business Combination or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of 10X III or the stockholders of AGT or to satisfy other closing conditions; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of AGT as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that AGT or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) shareholder approval of the proposals at the EGM; (12) 10X III’s inability to complete an initial business combination within the required time period; and (13) other risks and uncertainties described in 10X III’s Amended Annual Report on Form 10-K/A for the fiscal year ended December 31, 2022 under the heading “Item 1A. Risks Factors,” in the Definitive Proxy Statement and in other reports 10X III files with the SEC.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. All such forward-looking statements speak only as of the date of this Current Report. Neither 10X III nor AGT gives any assurance that 10X III or AGT will achieve its expectations. Accordingly, undue reliance should not be placed upon the forward-looking statements. 10X III and AGT expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in 10X III’s expectations with regard thereto or any change in events, conditions, or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to 10X III or persons acting on 10X III’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements.”

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer